 Exhibit 32.1

Certification Pursuant to Section 906
of Sarbanes-Oxley Act of 2002

CERTIFICATION OF CEO

In connection with the quarterly report on Form 10-Q of Bovie Medical Corporation (the “Company”) for the period ended  June 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew Makrides, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August  9, 2010

/s/ Andrew Makrides
Andrew Makrides
Chief Executive Officer